                        EAI SELECT MANAGERS EQUITY FUND


                           PROSPECTUS APRIL 30, 1997





                       EAI SECURITIES INC. (203) 855-2200



                                     (ART)


The EAI Select Managers Equity Fund (the "Fund") is a diversified, open-end management investment company with a diversified equity portfolio. The invest-ment objective of the Fund is to achieve long-term capital appreciation. The assets of the Fund are invested primarily in common stocks, but may also be in-vested in other securities such as convertible securities and fixed income se-curities. Fund assets are managed by multiple subadvisers, which provides for a diversified approach to the management of those assets. There can be no assur-ance that the Fund will achieve its investment objective.
  The Fund's shares may be purchased at a price equal to their net asset value per share on a continuous basis.
  This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. It should be read and retained for future reference. The Fund has filed with the Securities and Ex-change Commission a Statement of Additional Information, dated April 30, 1997, which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. A copy of the Statement of Additional Infor-mation may be obtained without charge by contacting EAI Securities Inc. at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, (203) 855-2200.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



INTRODUCTION................................................................   2
FUND EXPENSES...............................................................   4
FINANCIAL HIGHLIGHTS........................................................   5
PERFORMANCE ADVERTISEMENTS..................................................   6
ORGANIZATION OF THE FUND....................................................   7
INVESTMENT OBJECTIVE AND POLICIES...........................................   7
INVESTMENT TECHNIQUES AND ASSOCIATED RISKS..................................   8
MANAGEMENT OF THE FUND......................................................  11
DISTRIBUTION OF THE FUND'S SHARES...........................................  13
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  13
PERFORMANCE INFORMATION.....................................................  14
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES........................  15
DIVIDENDS AND DISTRIBUTIONS.................................................  16
TAX INFORMATION.............................................................  16
PURCHASE OF SHARES..........................................................  17
VALUATION OF SHARES.........................................................  19
REDEMPTION OF SHARES........................................................  19
PENDING LITIGATION..........................................................  21
OTHER INFORMATION...........................................................  21

                                 INTRODUCTION


  This Prospectus describes the shares offered by and operations of the Fund. The Fund is a diversified, open-end management investment company which was established in 1995. See "Description of Shares, Voting Rights and Liabili-ties" page 15.

INVESTMENT OBJECTIVE

  The investment objective of the Fund is to achieve long-term capital appre-ciation. The Fund attempts to achieve this objective by utilizing subadvisers (the "Subadvisers") which have investment philosophies consistent with this basic objective. The Subadvisers invest the assets of the Fund primarily in a variety of equity securities, including common stocks, but may also invest in other securities such as convertible securities and fixed income securities with a maximum remaining maturity of 15 years. The principal risks associated with an investment in the Fund relate to the risks associated generally with equity securities. See "Investment Objective and Policies" on page 7 and "In-vestment Techniques and Associated Risks" on page 8.

THE INVESTMENT ADVISER

  The Fund is managed by Evaluation Associates Capital Markets, Incorporated (the "Manager"), a registered investment adviser, commodity pool operator and commodity trading adviser located in Norwalk, Connecticut. For its services to the Fund, the Manager is entitled to a fee, payable quarterly, at the annual rate of 0.92% of the average daily net asset values of the Fund. See "Manage-ment of the Fund" on page 11.

THE SUBADVISERS

  The Manager is responsible, subject to the oversight of the Fund's Board of Trustees, for the selection and supervision of the Subadvisers. The Manager has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Subadvisers and to recommend their hiring, termination and replacement. When originally selected by the Manager, the Subadvisers are generally small (less than $750 million in total assets under management) and have only one or two key investment professionals, although the Subadvisers may grow beyond these parameters after their selection by the Manager (as several of the current Subadvisers already have). The Fund pres-ently has six Subadvisers. Bennett Lawrence Management, LLC invests primarily in securities issued by medium-sized companies and focuses on growth. Equinox Capital Management, Inc. invests primarily in securities issued by large-sized companies and focuses on value. Iridian Asset Management LLC invests primarily in securities issued by large-sized companies and focuses on value. Liberty Investment Management invests primarily in securities issued by medium-sized companies and focuses on growth and value. Mastrapasqua & Associates, Inc. in-vests in companies of all sizes and focuses on growth and value. Siphron Capi-tal Management invests primarily in large capitalization issues that have a valuable franchise or brand name and focuses on growth.

  The Subadvisers are each entitled to a fee, payable quarterly by the Manag-er. See "Management of the Fund" on page 11 and the Statement of Additional Information.

  While the Investment Company Act of 1940, as amended (the "1940 Act"), re-quires that the shareholders of the Fund approve the sub-advisory agreements between the Manager and the Subadvisers, the Fund has received and exemptive order from the Securities and Exchange Commission exempting it from this re-quirement although shareholders still have the ability to terminate such an agreement on their own at any time by a vote of a majority of the outstanding shares. As a result of that exemptive order, the Manager is able, subject to the approval of the Trustees, to engage and to terminate Subadvisers, to change the terms of specific sub-advisory agreements, or to continue the en-gagement of particular Subadvisers after events which would otherwise require their automatic termination under the 1940 Act. However, within 60 days of hiring a new Subadviser or implementing a material change in a sub-advisory agreement, the Manager must furnish the Fund's shareholders with an informa-tion statement including all of the information about the new Subadviser or the sub-advisory agreement that would be included in a proxy statement. In ad-dition, that exemptive order requires that the Fund hold itself out to the public as employing a multi-manager structure and that the Fund's sales liter-ature prominently disclose that the Manager has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Subadvisers and to recommend their hiring, termination and replacement.

THE DISTRIBUTOR

  EAI Securities Inc. (the "Distributor"), an affiliate of the Manager, serves as distributor of the Fund's shares. See "Distribution of the Fund's Shares" on page 13 and the Statement of Additional Information.

OFFERING AND REDEMPTION PRICE

  Shares of the Fund may be purchased through the Distributor, which offers the Fund's shares on a continuous basis. The shares are sold at the net asset value per share next computed after the purchase order is received by DST Sys-tems, Inc. (the "Transfer Agent"). The minimum initial investment is $500,000, and the minimum subsequent investment is $1,000. These minimums may be waived by the Fund or the Manager in certain circumstances. See "Purchase of Shares" on page 17 and "Valuation of Shares" on page 19.

  Shares of the Fund may be redeemed at any time at their net asset value per share next computed after receipt of a redemption request in proper form by the Transfer Agent. See "Redemption of Shares" on page 19.

RISK FACTORS

  There can be no assurance that the Fund can achieve its investment objec-tive. The Fund invests primarily in a variety of equity securities, and there are risks generally associated with such investments. These risks include (i) ordinary market risks as a result of changing economic and market conditions,
(ii) the risks that result from investing in small to medium sized companies, the securities of which (or the financial instruments related to such securi-ties) have a limited market, and (iii) the risk that during the start-up phase of the Fund's operations, the Fund's expenses may constitute a disproportion-ate percentage of the Fund's average net assets due to a relatively low level of net assets. In addition, the specific types of securities in which the Fund invests also presents risks that are peculiar to those securities. For exam-ple, investments in foreign securities are exposed to political and economic risks not associated with domestic securities, as well as the possibility of the imposi-tion of withholding taxes and government restrictions on the sales of such se-curities. Investments in illiquid securities are subject to greater risk of loss because they are not readily marketable. Repurchase agreements involve certain risks in the event of a default or insolvency by the other party. War-rants are generally considered more speculative investments and are therefore subject to a greater risk of loss. Investments in other investment companies investing in the securities described above are subject to the same risks as a direct investment in those securities. See "Investment Techniques and Associ-ated Risks" on page 8.

                                 FUND EXPENSES


The following table is intended to provide the investor with information con-cerning annual operating expenses of the Fund and to understand the various other direct and indirect costs and expenses borne by an investor in the Fund.


   SHAREHOLDER TRANSACTION EXPENSES
   Sales Load on Purchases                            None
   Sales Load Imposed on Reinvested Dividends         None
   Deferred Sales Load                                None
   Redemption Fee                                     None
   ANNUAL FUND OPERATING EXPENSES+
   Management Fees (after fee waiver)*                0.57%
   Other Expenses                                     0.58%
   Total Fund Operating Expenses (after fee waiver)+  1.15%

 + Expenses are stated as a percentage of average daily net assets of the Fund.

 * The Management Fees reflect the aggregate fees paid to the Manager and each Subadviser. For a description of such fees, see "Management of the Fund" on page 11 and the Statement of Additional Information.

 + The Manager has committed to waive a portion of its fee for the first two years of operation of the Fund (which expires on January 2, 1998) to the extent necessary to cap overall Fund expenses at 1.15%. There-after, the Manager's fee may not be capped, and, if not, the Manag-er's fee will be 0.92% per annum of the average daily net asset value of the Fund and the total Fund operating expenses are expected to be approximately 1.46%, assuming a constant net asset value for the Fund of at least $75 million. This table reflects projected fees after giving effect to the Manager's fee cap in the first two years of the Fund's operation. For more complete descriptions of the various costs and expenses, see "Management of the Fund" on page 11.

  ----------------------------------------------------------------------------
   EXAMPLE                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
  ----------------------------------------------------------------------------
   Assuming a hypothetical $1,000 investment
   made at the commencement of the Fund's
   operations and assuming (1) a 5% annual
   rate of return and (2) redemption at the
   end of each time period, an investor would
   pay the following expenses:                  $12     $40     $74     $169
  ----------------------------------------------------------------------------
   An investor would pay the following
   expenses on the same $1,000 investment
   assuming no redemption at the end of each
   time period:                                 $12     $40     $74     $169

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  In certain instances, the Fund may enter into directed brokerage arrangements in which it will direct the brokerage for certain securities transactions to be entered into by its Subadvisers to a certain broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund. Such arrangements are discussed in "Portfolio Transactions and Brokerage." In addition, the Manager may, from time to time, but is not required to, waive all or a portion of the management fee due to it under the Management Agreement. Any voluntary fee waiver by the Manager may be terminated or reduced at any time in the sole discretion of the Manager. Shareholders will be notified of any changes in such fee waivers at the time they become effective. Directed brokerage arrangements will not be ef-fected at any time that the Manager has waived all or a portion of the manage-ment fee due to it under the Management Agreement, in accordance with the re-quirements of the 1940 Act and the rules thereunder.

                                   FINANCIAL
                                   HIGHLIGHTS


  The following table sets forth certain financial information for the Fund, including total net assets of the Fund and net asset value per Share of the Fund at the beginning and end of the period, per share investment income and capital gains (losses), and distributions thereof, distributions from capital, total return performance, expenses and income ratios and portfolio turnover. The Financial Highlights presented have been audited by Price Waterhouse LLP, independent accountants, whose report thereon appears in the Fund's 1996 Annual Report, which is incorporated by reference into the Statement of Additional In-formation. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report.

  Further information about the Fund's performance is contained in the Annual Report to Shareholders. The Annual Report and the Statement of Additional In-formation are available at no cost by calling (203) 855-2200.

                              FINANCIAL HIGHLIGHTS

  For a share outstanding throughout the period.

                                                           FOR THE PERIOD
                                                         JANUARY 2, 1996 (A)
                                                           TO DECEMBER 31,
                                                                1996
                                                         -------------------
   Net Asset Value, Beginning of Period                        $ 10.00
                                                               -------
    Income from Investment Operations
     Net Investment Income                                        0.08
     Net Gains on Investments (both realized and
       unrealized)                                                1.35
                                                               -------
      Total from Investment Operations                            1.43
                                                               -------
    Less Distribution from:
     Net Investment Income                                       (0.08)
     Net Realized Gain on Investments                            (0.53)
                                                               -------
   Total Distributions                                           (0.61)
                                                               -------
   Net Asset Value, End of Period                              $ 10.82
                                                               =======
   Total Investment Return                                       14.30%(b)
   RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                             $88,607
   Ratio of Expenses to Average Net Assets                        1.15%(c)(d)
   Ratio of Net Investment Income to Average Net Assets           0.73%(c)(d)
   Portfolio Turnover Rate                                         174%
   Average Commission Rate Paid                                $0.0508

  -------------------------
  (a) Commencement of operations.
  (b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, and a redemption on the last day of the period. Total return for the period ended De-cember 31, 1996 was not annualized.
  (c) Ratios would have been 1.50% and 0.38% respectively, had the Manager not waived expenses.
  (d) Annualized.

  See Notes to Financial Statements.

                                  PERFORMANCE
                                 ADVERTISEMENTS


  From time to time, the Fund may include performance data in advertisements, sales literature or reports to current or prospective shareholders. Performance data about the Fund is based on the Fund's past performance only and is not an indication of future performance. Performance data may be expressed in various measures, including total return for the Fund's shares or as a statistical ref-erence to the Fund's volatility. Average annual total return figures as pre-scribed by the Securities and

Exchange Commission represent the average annual percentage change in value of a $1,000 investment in the Fund for one-, five-, and ten-year periods, or any portion thereof, to the extent applicable, through the end of the most recent fiscal quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments of other amounts. For such purposes, total return equals the total of all income and capital gains paid to holders of shares of the Fund, assuming reinvestment of all distributions, plus (or minus) the change in value of the original in-vestment, expressed as a percentage of the purchase price. Volatility will be measured as the standard deviation of the Fund's past performance. The Fund may also include in advertisements, sales literature or reports a comparison of Fund performance to the performance of other mutual funds or various unmanaged indices. Unmanaged indices may assume the reinvestment of dividends, but gener-ally do not reflect deductions for administrative and management costs and ex-penses.

  Advertisements, sales literature and communications may also contain informa-tion about the Fund's, the Manager's or the Subadvisers' current investment strategies and management style. Current strategies and style may change to al-low the Fund to respond quickly to a changing market and economic environment. From time to time, the Fund may discuss specific portfolio holdings or indus-tries in such communications.

  Performance information for the Fund reflects only the performance of a hypo-thetical investment in the shares of the Fund during the particular time period on which the calculations are based. Performance information should be consid-ered in light of the Fund's investment objective and policies, characteristics and qualities of the Fund's portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return and volatility, see the Statement of Additional Information.

                            ORGANIZATION OF THE FUND

  The Fund was organized on September 27, 1995 as a Massachusetts business trust. The Fund is categorized as an open-end management company under the 1940 Act.

                       INVESTMENT OBJECTIVE AND POLICIES


  The investment objective of the Fund is to achieve long-term capital appreci-ation. There can be no assurance that the Fund will achieve its objective. The Fund's investment objective is a fundamental policy and may not be changed without majority shareholder approval. In addition, the Fund's policy is to in-vest at least 65% of its total assets in equity securities, and this is also a fundamental policy that may not be changed without majority shareholder approv-al; provided however that the Fund may at times, for defensive purposes, tempo-rarily place all or a portion of its assets in cash, short-term commercial pa-per, U.S. Government securities, high quality debt securities and obligations of banks when, in the judgment of the Manager or a Subadviser, such investments are appropriate in light of economic or market conditions.

  The Fund attempts to achieve its investment objective by utilizing Subadvisers which have investment philosophies consistent with this basic ob-jective. The Subadvisers invest the assets of the Fund primarily in a variety of equity securities, including common stocks, but may also invest in convert-ible securities and fixed income securities with a maximum remaining maturity of fifteen years. The Fund presently has six Subadvisers. Bennett Lawrence Management, LLC invests primarily in securities issued by medium-sized compa-nies and focuses on growth. Equinox Capital Management, Inc. invests primarily in securities issued by large-sized companies and focuses on value. Iridian Asset Management LLC invests primarily in securities issued by large-sized companies and focuses on value. Liberty Investment Management invests primar-ily in securities issued by medium-sized companies and focuses on growth and value. Mastrapasqua & Associates, Inc. invests in companies of all sizes and focuses on growth and value. Siphron Capital Management invests primarily in large capitalization issues that have a valuable franchise or brand name and focuses on growth.

  The Fund pursues its investment objective primarily by investing in equity or equity-related securities, which consist primarily of common stock, Ameri-can Depositary Receipts and convertible securities (including bonds).

  To the extent consistent with its investment objective and policies, the Fund may also invest in fixed income securities for current income and capital preservation. Such fixed income securities will have a maximum remaining matu-rity of 15 years. The Fund will invest in fixed income securities issued by the U.S. Government and certain of its agencies and instrumentalities, or cor-porate bonds or debentures that are rated not less than Aa by Moody's In-vestor Services, Inc. ("Moody's") or AA by Standard and Poor's Corporation ("S&P") or, in the case of debt securities not rated by Moody's or S&P, of comparable quality as determined by the appropriate Subadviser (provided that the rating of certain convertible fixed income securities may be lower). The Fund may also invest in fixed income securities for capital appreciation. Fixed income securities may have fixed or variable rates.

  The Fund does not propose to concentrate 25% or more of its total assets in a particular industry or group of industries.

  The Fund is subject to certain investment restrictions which may not be changed without majority shareholder approval. These investment restrictions are set forth in the Statement of Additional Information.

                  INVESTMENT TECHNIQUES AND ASSOCIATED RISKS


  The following are descriptions of certain types of securities invested in by the Fund, certain investment techniques employed by the Fund, and risks asso-ciated with using either those securities or those investment techniques.

GENERAL RISKS ASSOCIATED WITH THE FUND

  The Fund is subject to ordinary market risks as a result of changing eco-nomic and market conditions which might affect the profitability and financial condition of the companies in whose securities the Fund's assets are invested. In an attempt to mitigate the risk of loss of principal due to mar-ket fluctuation for individual securities, the Fund invests primarily in a di-versified portfolio of equity securities. Moreover, the use of several Subadvisers provides further diversification in the investments of the Fund. Such diversification does not eliminate all risks and investors should expect the net asset value of their shares in the Fund to fluctuate based on market conditions or a variety of other factors, as discussed herein.

  The securities of small to medium-sized (by market capitalization) compa-nies, or financial instruments related to such securities, may have a more limited market than the securities of larger companies. Accordingly, it may be more difficult to effect sales of such securities at an advantageous time or without a substantial drop in price than it would be with securities of a com-pany with a larger market capitalization and broader trading market. In addi-tion, securities of a small to medium-sized company may have greater price volatility as they are generally more vulnerable to adverse market factors such as unfavorable economic reports.

  The Fund is still in its start-up phase, and during this start-up phase Fund expenses may constitute a disproportionate percentage of average Fund net as-sets due to a relatively low level of net assets.

OTHER SECURITIES

  In addition to the general risks associated with the Fund, certain types of securities in which the Fund invests from time to time present more specific risks.

  Foreign Securities. While the Fund does not directly invest in foreign secu-rities, it may invest to a limited extent in sponsored or unsponsored American Depositary Receipts ("ADRs") or other investment companies that invest in for-eign securities, so the performance of these investments will depend upon the performance of the underlying foreign securities. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent a deposit with the bank of a foreign company's securities. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the is-suer of the underlying foreign securities. Ownership of unsponsored ADRs may not entitle the Fund to financial or other reports of the issuer, to which it would be entitled as the owner of sponsored ADRs. Investments in foreign secu-rities involve risks that differ from investments in securities of domestic issuers. Such risks may include political and economic developments, the pos-sible imposition of withholding taxes, possible seizure or nationalization of assets, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the Fund's investments. In addition, foreign countries may have less well-devel-oped securities markets as well as less regulation of stock exchanges and bro-kers and different auditing and financial reporting standards. Not all foreign branches of United States banks are supervised or examined by regulatory au-thorities as are United States banks, and such branches may not be subject to reserve requirements. Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which may be less stable, than those of de-veloped countries. Foreign securities often trade with less frequency and vol-ume than domestic securities and therefore may exhibit greater price volatili-ty. Changes in foreign exchange rates will affect the value of those securi-ties which are denominated or quoted in currencies other than the U.S. dollar.

  Illiquid Securities. The Fund may invest up to 15% of its net assets in se-curities that are not readily marketable ("illiquid securities"). These secu-rities, which may be subject to legal or contractual restrictions on their re-sale, may involve a greater risk of loss. Securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), but are eligible for resale pursuant to Rule 144A under the 1933 Act, will not be considered illiquid for purposes of this restriction if the appropriate Subadviser determines, subject to the review of the Trustees, that such secu-rities have a readily available market.

  Repurchase Agreements. In a repurchase transaction, the Fund purchases a se-curity from a bank or broker-dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and the value received upon disposal being less than the amounts due the Fund. The Fund may not invest in repurchase agreements with a maturity of more than seven days if the aggregate of such investments, along with other illiquid securities, exceeds 15% of the value of the Fund's net assets.

  Warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and are considered speculative investments. For example, if a warrant were not exercised by the date of its expiration, the Fund would lose its entire investment. The Fund's investments in warrants will not exceed 5% of the value of its net assets (calculated at market value at the time of each investment), and not more than 2% of its net assets will be invested in warrants or rights not listed on the New York Stock Exchange.

  Investment Companies. The Fund may invest in other registered investment companies which in turn invest in the types of securities discussed in the preceding paragraphs. As such, the performance of the Fund's investments in those other investment companies will be subject to the sorts of risks de-scribed above. Pursuant to the 1940 Act, the Fund may acquire no more than 3% of the outstanding voting stock of any single investment company, and it may invest no more than 5% of its assets in any one investment company and no more than 10% of its assets (in each case taken at market value and measured imme-diately after giving effect to such investment) in all of the investment com-panies whose securities it owns. When the Fund invests in the securities of other registered investment companies, certain expenses, such as management fees, will be duplicated.

PORTFOLIO TURNOVER

  In carrying out the investment policies described in this Prospectus, the Fund expects to engage in a substantial number of portfolio securities trans-actions, and the rate of portfolio turnover will not be a limiting factor when a Subadviser deems it appropriate to purchase or sell securities for the Fund. The Fund estimates that its annual turnover rate will not exceed 200%. High portfolio turnover involves corre-spondingly greater brokerage commissions for the Fund and other transaction costs that are borne directly by the Fund. In addition, high portfolio turn-over may also result in increased short-term capital gains which when distrib-uted to shareholders, are treated for federal income tax purposes as ordinary income. See "Portfolio Transactions and Brokerage" on page 13 and "Tax Infor-mation" on page 16.

                            MANAGEMENT OF THE FUND


BOARD OF TRUSTEES

  The Board of Trustees of the Fund (the "Trustees") is responsible for the overall supervision of the operations of the Fund. The Trustees perform the duties imposed on them by the 1940 Act and the Massachusetts General Laws. In addition to their other duties, the Trustees appoint the officers of the Fund annually and approve the selection and termination of the Subadvisers. More information on the Trustees is set forth in the Statement of Additional Infor-mation.

THE MANAGER

  Pursuant to a management agreement (the "Management Agreement"), the Manager acts as investment adviser for the Fund. In this capacity, the Manager, sub-ject to the authority of the Trustees, is responsible for the overall manage-ment of the Fund's business affairs. This responsibility includes the selec-tion and termination of the Subadvisers and the allocation of portfolio assets among the Subadvisers, subject in each case to the oversight of the Trustees. The Manager has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Subadvisers and to recommend their hiring, termination and replacement.

  EAI Partners, L.P., the Manager's direct parent (the "Parent"), and its predecessors together have more than 20 years of experience in the investment consulting business. The Parent is presently owned by certain employees and certain non-employee investors. Equity interests in the Parent are owned by a total of 29 entities, and no single equity holder holds more than 25% of the outstanding equity interests of the Parent. The Parent and its subsidiaries together currently have more than 100 employees, approximately 55 of which are professional staff. The Parent, directly and through the Manager, offers serv-ices which are generally divided between investment consulting services, in-cluding manager evaluation and performance evaluation services, and the man-agement of multi-adviser funds for a number of institutional and high net worth individual clients. The Parent, directly and through the Manager, had approximately $865 million in assets under management as of March 31, 1997. The Manager's address is 200 Connecticut Avenue, Suite 700, Norwalk, Connecti-cut 06854-1958.

THE SUBADVISERS


  Bennett Lawrence Management, LLC was formed in September, 1995 by former em-ployees of Deutsche Morgan Grenfell/C.J. Lawrence, Inc. The firm is owned by its employees and is controlled by S. Van Zandt Schreiber, its majority owner. As of March 31, 1997, assets under management totaled approximately $638 mil-lion. Its address is 757 Third Avenue, New York, New York 10017.

  Equinox Capital Management, Inc. was formed in May, 1989. The firm is owned by its employees and is controlled by Ronald J. Ulrich, its majority owner. As of March 31, 1997, assets under management totaled approximately

$7.39 billion. Its address is 399 Park Avenue, New York, New York 10022.

  Iridian Asset Management LLC was formed in March, 1996 and is currently owned by Harold Levy and David Cohen. Iridian Asset Management LLC is the successor to Arnhold and S. Bleichroeder Capital, a division of Arnhold and S. Bleichroeder, Inc. As of March 31, 1997, assets under management totaled ap-proximately $3.34 billion. Its address is 276 Post Road West, Westport, Con-necticut 06880-4704.

  Liberty Investment Management was originally formed in January, 1976 and is a division of Goldman Sachs Asset Management, a subsidiary of Goldman Sachs & Co. As of March 31, 1997, assets under management totaled approximately $5.63 bil-lion. Its address is 2502 Rocky Point Drive, Tampa, Florida 33607.

  Mastrapasqua & Associates, Inc. was formed in 1993 and is currently wholly owned by Frank Mastrapasqua. As of March 31, 1997, assets under management to-taled approximately $380 million. Its address is 814 Church Street, Nashville, Tennessee 37203.

  Siphron Capital Management was formed in 1991 and is currently wholly owned by David Siphron. As of March 31, 1997, assets under management totaled approx-imately $435 million. Its address is 280 South Beverly Drive, Suite 412, Bev-erly Hills, California 90212.

COMPENSATION

  As compensation for its services, the Manager is entitled to a fee, payable quarterly, at the annual rate of 0.92% of the average of the daily net asset value of the Fund. This fee is higher than the management fee paid by most in-vestment companies. The Management Agreement also provides that the Fund will reimburse the Manager on a cost basis in the event that the Manager provides any services involved in maintaining registrations of the Fund and its shares with the Securities and Exchange Commission or involved in the preparation of shareholder reports. The Manager has committed to waive a portion of its fees for the first two years of operation of the Fund (which expires on January 2, 1998) to the extent necessary to cap overall Fund expenses at 1.15% of the av-erage of the daily net asset value of the Fund.

  The Manager pays a portion of its management fees to the Subadvisers pursuant to the sub-advisory agreements between the Manager and each Subadviser. The following are the amounts paid to each Subadviser (expressed as a per annum percentage of the average of the monthly net asset value of the assets of the Fund managed by such Subadviser):

Bennett Lawrence Management, LLC  .375%
Equinox Capital Management, Inc.  .375%
Iridian Asset Management LLC      .375%
Liberty Investment Management     .375%
Mastrapasqua & Associates, Inc.   .375%
Siphron Capital Management        .375%

  The amount of the management fee that will be retained by the Manager may vary according to the allocation of Fund assets among the Subadvisers.

THE PORTFOLIO MANAGER

  Mr. Keith Stransky serves as portfolio manager of the Fund. Mr. Stransky is Executive Vice President of the Manager. He is also Director of Traditional Funds Management and Research for the Manager, and he has held that position for the past six years. In that position, Mr. Stransky manages and does re-search for the Manager's traditional investment vehicles. Mr. Stransky joined the Parent in 1983, and prior to that he was the Technical Director for Hamilton, Johnston & Co., Inc. Mr. Stransky has 21 years of consulting-related investment experience. Mr. Stransky is a Chartered Financial Analyst.

THE ADMINISTRATOR

  Pursuant to a portfolio accounting and administrative services agreement, Van Eck Associates Corporation is responsible for providing administrative and ac-counting functions to the Fund. These functions include certain legal, account-ing, regulatory and compliance services, state registration services, corporate secretary and board of trustees administration, tax compliance services and re-porting. Van Eck Associates Corporation receives an annual fee, payable month-ly, which is graduated, beginning at .20% of the average daily net assets of the Fund if such assets during the month the fee is calculated are less than $100 million and ending at .12% of the average daily net assets of the Fund if such assets during the month the fee is calculated are equal to or more than $260 million. There is a minimum annual fee of $100,000 payable to Van Eck As-sociates Corporation.

  The Manager may compensate certain financial institutions that are not affil-iated with the Fund or the Distributor out of its own funds in connection with certain sales to shareholders.

THE CUSTODIAN AND THE TRANSFER AGENT

  Boston Safe Deposit and Trust Company serves as the Fund's Custodian pursuant to a Custody Agreement. Its address is One Boston Place, Boston, Massachusetts 02108.

  DST Systems, Inc. serves as the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an Agency Agreement. Its address is 1004 Baltimore, Kansas City, Missouri 64105-1802.

                       DISTRIBUTION OF THE FUND'S SHARES

THE DISTRIBUTOR

  The Distributor serves as the distributor of the shares of the Fund. Its ad-dress is 200 Connecticut Avenue, Norwalk, Connecticut 06854-1958. The Distribu-tor distributes the shares of the Fund solely on a subscription basis.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Each Subadviser is responsible for decisions to buy and sell securities using the Fund assets allocated to it, as well as for broker-dealer selection in con-nection with the portfolio managed by that Subadviser. Each Subadviser must ad-here to the Fund's policy of seeking the best execution and price (which in some instances may include paying higher brokerage commissions for brokerage and research services provided to the Fund and may include the directed broker-age arrangements described in the next paragraph).

  In certain instances, the Fund may enter into directed brokerage arrangements in which it will direct the brokerage for certain securities transactions to a particular broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees in-curred by the Fund. Directed brokerage transactions will only be executed if, in light of the offsetting reduction in administrative fees to be incurred by the Fund, they represent the best execution and price for that transaction or as good execution and price as would otherwise be available to the Fund. Directed brokerage arrangements will not be effected at any time that the Man-ager has waived all or a portion of its management fee.

  The Manager and/or one or more of the Subadvisers may use an affiliated broker/dealer to execute transactions on behalf of the Fund. In addition, the Manager may participate in the directed brokerage arrangement described above with an affiliated broker/dealer.

                            PERFORMANCE INFORMATION


  As stated above, the Manager, the Parent and their predecessors together have more than 20 years of experience in the investment consulting and manage-ment business. Among the assets under the management of the Parent and the Manager through all or a portion of 1996 were, respectively, The EAI Small Managers Equity Fund Trust (the "SMEF Trust") and the W.R. Investment Partners Long Equity Fund, L.P. (the "Long Fund"), collectively the "EAI Funds", two collective investment funds with investment objectives, policies and strate-gies substantially identical to those of the Fund. In addition, several former investors in the EAI Funds presently invest in the Fund, and much of the Fund's assets are attributable to the investments made by those investors. The former investors in the SMEF Trust who now invest in the Fund were required to withdraw their investments in the SMEF Trust in order to comply with a release by the staff of the Securities and Exchange Commission regarding the treatment of investment vehicles used by certain employee pension and benefit plans for purposes of the 1940 Act. The SMEF Trust is still being operated. The Long Fund was terminated by the Manager on April 30, 1996.

  The following table presents the average annual total return of the EAI Funds for the periods shown and compares that return to the average annual to-tal return of the Standard & Poor's 500 Stock Index (the "S&P 500") for those periods. The figures for the EAI Funds represent the average annual total re-turn of the two funds as if their assets were combined, and include the impact of capital appreciation as well as the reinvestment of interest and dividends. The Long Fund became operative on March 1, 1993, and the figures set forth be-low include its performance since that time until its termination on April 30, 1996. The figures for the SMEF Trust are through December 31, 1996. The EAI Funds are private accounts not subject to the investment limitations, diversi-fication requirements and other restrictions imposed upon mutual funds by the 1940 Act and the Internal Revenue Code and those restrictions could adversely impact their performance. THE FOLLOWING GRAPH AND TABLE REPRESENT ONLY THE HISTORIC PERFORMANCE OF THE TWO FUNDS MENTIONED ABOVE, AND SHOULD NOT BE CON-SIDERED AS AN INDICATION OF THE FUTURE PERFORMANCE OF THE FUND.

           EAI Funds      S&P 500
12/86      10,000         10,000
12/87      10,939         10,525
12/88      13,191         12,273
12/89      17,096         16,163
12/90      16,016         15,660
12/91      21,770         20,432
12/92      25,057         21,988
12/93      29,597         24,205
12/94      29,026         24,524
12/95      37,807         33,741
12/96      43,251         41,487

                        EAI
TIME PERIOD         FUNDS(2)(3) S&P 500(4)
-----------         ----------- ----------
10 years 1987-1996     15.8%      15.3%
5 years 1992-1996      14.7%      15.2%
1 year 1996(1)         14.4%      22.9%

(1) The Fund's total return for the year 1996 was 14.3%. For a discussion of, and a graph showing, the Fund's performance, see the Fund's 1996 Annual Re-port.

(2) For the period in 1996 during which the SMEF Trust and the Long Fund were in existence, average assets were approximately $158 million and $69 mil-lion, respectively. The net asset value of the SMEF Trust on December 31, 1996 was approximately $163 million. The composite does not reflect all of the assets under the management of the Manager, the Parent and their affil-iates and may not accurately reflect the performance of all accounts man-aged by them.

(3) The performance figures set forth above for the EAI Funds include fees and expenses paid by the EAI Funds which, on a weighted net basis, were approx-imately 1.03% to 1.20% per year, which is less than the estimated fees to be incurred by the Fund when the management fee cap expires. Those figures also reflect a rebate of management fees paid to certain investors in the SMEF Trust that are affiliated with the Parent and the Manager.

(4) The S&P 500 is an unmanaged capitalization-weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The index reflects the reinvestment of dividends.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

  The Fund offers one class of shares. The shares have no par value, and the Fund may increase the number of Shares without the approval of exist-ing shareholders, provided that any such increase may not decrease the net as-set value of the existing shares. Shares of the Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or by the Fund's Declaration of Trust, they may be entitled to vote.

  The Fund is not required, and does not intend, to hold annual meetings of shareholders under normal circumstances. The Trustees or the shareholder may call special meetings of the shareholders for action by shareholder vote, in-cluding the removal of any or all of the Trustees. Trustees will call a special meeting of shareholders of the Fund upon written request of the holders of at least 10% of the outstanding shares.

  Under Massachusetts law, the shareholders and trustees of a business trust like the Fund may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Fund's Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally lia-ble for the Fund's obligations to third parties and that every written contract made by the Fund shall contain a provision to that effect. The Fund's Declara-tion of Trust also requires the Fund to indemnify Trustees against such liabil-ities and any related claims and expenses. The Fund will not indemnify a Trustee when the loss is due to willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

  As of March 31, 1997, the following entity beneficially owned, directly or indirectly or through one or more controlled companies, more than 25 percent of the Fund's outstanding shares or otherwise controlled the Fund: Covington & Burling Retirement Savings Plan.

  Organizational expenses have been capitalized by the Fund and are being amor-tized over 60 months, beginning on January 2, 1996.

  Shareholder inquiries should be made to the Fund at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, (203) 855-2200.

                          DIVIDENDS AND DISTRIBUTIONS

  Distributions to shareholders of net investment income and short-term capital gain, if any, will be in the form of an income dividend. Long-term capital gain, if any, will retain its character upon distribution to shareholders. Such dividends and distributions will normally be made by the Fund on at least an annual basis, usually in December. Dividends and distributions declared in De-cember but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such dividends and distributions. The fiscal year of the Fund ends on December 31.

  Unless a shareholder has elected to receive dividends and distributions in cash, all dividends and distributions will be reinvested in additional shares of the Fund (at net asset value at the time of reinvestment). Any election may be changed at any time by delivering written notice to the Fund at least ten business days prior to the payment date.

                                TAX INFORMATION


  All income dividends, including distributions designated as capital gain div-idends, are generally taxable to shareholders for Federal income tax purposes whether received in cash or in additional shares. Shareholders exempt from or otherwise not required to pay Federal income tax will not ordinarily be re-quired to pay that tax on such amounts distributed to them except to the extent that the shares with respect to which such amounts were distributed were ac-quired with outstanding debt. The Fund will inform shareholders of the amount and nature of all dividend distributions.

  The Fund has qualified and intends to continue to qualify as a regulated in-vestment company ("RIC") under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which relieves an investment company that distributes substantially all of its net income (both net investment income and net capi-tal gains) from Federal income tax on the amounts so distributed. If the Fund should fail to qualify as a RIC for any taxable year, it would be subject to Federal income tax as a corporation computed without benefit of a deduction for distributions.

  In addition, if any time during the last half (July 1 through December 31) of a taxable year of the Fund more than 50 percent of the Fund's outstanding shares are owned, directly or indirectly, by or for not more than five indi-viduals (which, for this purpose, includes employee pension and benefit plans under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and certain other entities), the Fund will be a personal holding company under Subchapter G of the Code for that taxable year. For any taxable year in which the Fund is a personal holding company and qualifies as a RIC, the Fund would be subject to the maximum Federal income tax rate applicable to corporations on any amount required to be but not distributed to shareholders. In addition, it would result in the Fund being subject to personal holding company tax, at the rate of 39.6%, on any amount required to be but not dis-tributed to shareholders. Based on the holdings of the Shares of the Fund from July 1 through December 31, 1996, the Fund will be treated as a personal hold-ing company for its 1996 taxable year. The Fund believes it has distributed the amounts required to avoid the taxation described above.

  Shareholders should consult with their own tax advisors for more information regarding the Federal, foreign, state and local tax rules applicable to their ownership and disposition of shares of the Fund. See "Federal Income Tax Sta-tus" in the Statement of Additional Information.

                              PURCHASE OF SHARES


  Shares of the Fund are offered on a continuous basis and are sold at the net asset value per share next computed after the purchase order is received by the Fund's Transfer Agent. The Shares are sold without any sales loads or charges. There is a minimum purchase requirement of $500,000 for initial pur-chases of the Shares and of $1,000 for additional purchases of the Shares. These minimums may be waived by the Fund or the Manager in certain circum-stances. It is contemplated that employees of the Parent and its affiliates may purchase shares, and the minimums may be waived for such purchases.

  Purchases of shares directly from the Fund may be made by check by sending an account application and a check (payable to EAI Select Managers Equity
Fund) to EAI Select Managers Equity Fund, c/o DST Systems, Inc., P.O. Box 419563, Kansas City, Missouri 64141-9563. Overnight deliveries may be sent to 1004 Baltimore, Kansas City, Missouri 64105-1802. Purchases may also be made directly by Federal Funds or bank wire; please call the Transfer Agent at 800-798-8055 to obtain an account number and bank wire instructions in advance of purchase.

  Certain states may require registered investment advisers that purchase shares of the Fund for customers in those states to register as broker-deal-ers. From time to time, the Distributor may supply material to registered in-vestment advisers, other investment professionals or other parties to assist them in formulating an investment program using the Fund for their clients. Such materials are designed to be used and evaluated by investment profession-als, do not contain investment advice and are not available for distribution to the general public.

  Certain investors may purchase or sell shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with providing this service, which fees and charges the Fund believes will be disclosed to such investors. Shares pur-chased in this manner may be treated by the Fund as a single account for pur-poses of the minimum initial invest ment. Investors are not required to uti-lize the services of a broker-dealer or other processing organization and may purchase shares directly from the Fund.

  Shares are offered and orders accepted on each business day (i.e., a day on which the New York Stock Exchange ("NYSE") is open for trading). The Fund may limit or suspend the offering of shares at any time and may refuse, in whole or in part, any order for the purchase of shares. Orders received by the Fund or the Transfer Agent prior to 4:00 p.m. New York time on any business day will receive the offering price computed for that day. Orders received after 4:00 p.m. New York time will receive the offering price for the next business day.

  Wire transfers of funds used to pay for purchases of shares must be received by 3:00 p.m. New York time on the business day following the purchase. Pur-chases paid for by check are effected when the check is received but are sub-ject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a bank chartered by the United States or a state thereof. If a check used to purchase shares does not clear, the transaction will be canceled and the investor will be responsible for any loss the Fund incurs. In addi-tion, the Fund may prohibit the future purchase of shares by any investor that fails to pay for a purchase of shares. To ensure that checks are collected by the Fund, redemptions of shares purchased by check will not be effected until the check clears, which could take as long as 15 days after the date of pur-chase.

  Shares of the Fund may also be purchased in exchange for securities held by an investor which are acceptable to the Fund. Investors interested in exchang-ing securities must first telephone the Manager at (203) 855-2200 for instruc-tions regarding submission of a written description of the securities the in-vestor wishes to exchange. Within five business days of the receipt of the written description, the Manager will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund and will instruct the investor regarding delivery of the securities. There is no charge for this review by the Manager.

  Securities accepted by the Fund are valued in the manner and on the days de-scribed in the section entitled "Valuation of Shares" as of the close of busi-ness on the NYSE, generally 4:00 p.m. New York time. Acceptance may occur on any day during the five-day period afforded the Manager to review the accept-ability of the securities. Securities which have been accepted by the Fund must be delivered within five days follow ing acceptance. Delivery instruc-tions will be provided at the time of acceptance.

  The value of the securities to be exchanged and of the shares of the Fund may be higher or lower on the day Fund shares are offered than on the date of receipt by the Manager of the written description of the securities to be ex-changed. The number of shares of the Fund received in exchange for such secu-rities will depend on the value of the securities and the net asset value of Fund shares on the day Fund shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from the Manager.

  A gain or loss for Federal income tax purposes may be realized by the in-vestor upon the securities exchange, computed by reference to the tax basis of the securities tendered, depending upon various factors relating to the timing of other such in-kind purchases of the Fund's shares and the make-up of the securities exchanged therefor. (See "Federal Income Tax Status" in the State-ment of Additional Information.) All interest, dividends and subscription or other rights with respect to accepted securities which go "ex" after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor may be required to represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise.

  In order to avoid unnecessary expenses and administrative complications, certificates for Fund shares will not be issued. All share purchases will be confirmed to the record holder and credited to such holder's account on the Fund's books maintained by the Transfer Agent.

                                 VALUATION OF
                                    SHARES

  As stated above, Fund shares are sold at net asset value per share. Net as-set value per share is determined as of the close of business on the NYSE, generally 4:00 p.m. New York time, on each business day. Net asset value per share is equal to the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission.

  Securities held by the Fund which are traded on a national exchange are val-ued based on the last quoted sale price on such exchange on or recently before the valuation date (or if the securities are traded on more than one exchange on or recently before the valuation date, the principal exchange that such se-curities are traded on, as determined by the appropriate Subadviser) or, if there has been no recent sale of securities, at the last bid price. Over-the-counter securities for which market quotations are readily available are val-ued on the basis of the last sale price or, lacking any sales, at the last quoted bid price. Securities and other investments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

                                  REDEMPTION
                                   OF SHARES

  Any shareholder may require the Fund to redeem its shares at any time at their net asset value next computed after receipt of the redemption order by the Transfer Agent. The Fund may, however, refuse to effect such a redemption within seven days after receipt of the redemption order (i) for any period during which (a) the NYSE is closed other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, or (c) an emergency exists as a result of which disposal by the Fund of securities is not reasonably practi-cable or it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (ii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. In addition, redemption of purchases made by check are restricted as described in "Purchase of Shares," above.

  Any redemption orders received as indicated below before the close of trad-ing on the NYSE (generally 4:00 p.m. New York time) on a day when the Transfer Agent is open for business will receive the net asset value determined on that date. Any redemption orders received after such time will receive the net as-set value determined on the following business day. The Fund cannot accept re-demption orders transmitted to it at the address indicated on the cover page of the Prospectus, but will use its best efforts to promptly forward such or-ders to the Transfer Agent for receipt by the next business day. An investor's investment professional is responsible for promptly transmitting orders. There is no redemption charge.

  Due to the relatively high cost of maintaining small accounts, the Fund re-serves the right to redeem a shareholder account (after 60 days written no-tice) when the value of the shares in that account falls below $500,000 due to redemptions. Whether the Fund will exercise its right to redeem a specific shareholder account in these circumstances will be determined by the Fund on a case-by-case basis.

  Redemption orders should be mailed or telephoned to the Transfer Agent. The Transfer Agent's mailing address is P.O. Box 419563, Kansas City, Missouri 64141-9563. Overnight deliveries may be sent to 1004 Baltimore, Kansas City, Missouri 64105-1802. The Transfer Agent's telephone number is 800-798-8055. A redemption order should include the name of the Fund, the shareholder's ac-count name and number, and the number of shares or the amount to be redeemed. In addition, redemption orders which are submitted in writing must be signed by the shareholder. For telephone redemption orders, address and bank account information will be verified, telephone redemption instructions will be re-corded on tape, and all redemptions will be confirmed in writing to the share-holder. If there has been a change of address in the past 60 days, a telephone redemption will not be authorized. The Fund and the Transfer Agent will employ reasonable procedures to confirm that redemption orders placed by telephone are genuine, and failure to do so or to follow such procedures could result in the Fund and/or the Transfer Agent being held liable for losses resulting from unauthorized or fraudulent instructions. Telephone redemption orders must be received by the close of trading on the NYSE on a day when the Transfer Agent is open for business.

  If the amount of a redemption is greater than $1,000, the proceeds will be wired to a designated U.S. commercial bank account. If the amount of the re-demption is less than $1,000, the proceeds will be sent via U.S. mail to the address of record on the shareholder's account. As stated above, any redemp-tion of shares purchased by check will not be effected until as long as 15 days after the date of purchase.

  To the extent consistent with state and Federal law, the Fund may make pay-ment of the redemption price either in cash or in kind. However, the Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to pay in cash all redemp-tions requested by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or
(ii) 1% of the net asset value of the Fund at the beginning of such period. This election is irrevocable while Rule 18f-1 is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In the case of a redemption in kind, securities delivered in payment for Fund shares would be valued at the same value assigned to them in computing the net asset value of the Fund. A share-holder receiving such securities would incur brokerage costs when selling the securities.

  A complete description of redemption procedures is included in the Statement of Additional Information.

                                    PENDING
                                  LITIGATION

  On October 11, 1995, the Parent brought a declaratory judgement action against First Commercial Trust Company, N.A., in United States District Court for the District of Connecticut. On October 26, 1995, First Commercial Trust Company, N.A., brought an action against The Managers Funds, The Managers Funds, L.P., Piper Jaffray Companies, Inc., TCW Funds Management Inc., Stand-ish, Ayer & Wood, Inc., the Parent, and certain affiliates of the above par-ties. Both actions relate primarily to the 1994 performance of, and investment techniques employed in, certain fixed income mutual funds offered by The Man-agers Funds. The Parent served as a consultant to The Managers Funds, L.P., the investment adviser to The Managers Funds.

                                     OTHER
                                  INFORMATION

  Inquiries and requests for the Statement of Additional Information should be directed to EAI Securities Inc., 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 or (203) 855-2200.

[LOGO]EAI SELECT

EAI Select Managers Equity Fund
EAI Securities Inc.
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958


                                     (ART)